Exhibit 10.1

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

MOMENTUS INC.

CONVERTIBLE PROMISSORY NOTE
Dated: January 9, 2026 (the “Issuance Date”)

FOR VALUE RECEIVED, Momentus Inc., a Delaware company (the “Company”), promises to pay to A.G.P./Alliance Global Partners (“Holder”), or its registered assigns, in lawful money of the United States of America (i) the sum of $500,000 (the “Principal Amount”); and (ii) interest accrued on the unpaid Principal Amount in accordance with Section 2. All Note Obligations (as defined below) under this convertible promissory note (the “Note”) shall be due and payable (a) on the Maturity Date (as defined below) of this Note; or (b) when, upon or after the occurrence and during the continuance of an Event of Default (as defined below), such amounts are declared due and payable by Holder or made automatically due and payable in accordance with the terms hereof. The Company and Holder may be individually referred to herein as a “Party” or collectively as the “Parties”.

1.          Definitions.

(a)	Preamble and Recitals: The terms defined above are incorporated herein.

(b)	For purposes of this Note, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa).

i.
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

ii.	“Approval” shall have the meaning set forth in Section 8(i).

iii.	“Business Day” means any day other than Saturday, Sunday or a day on which banking institutions in the State of New York are permitted or obligated by applicable law to remain closed.

iv.	“Common Stock” means the shares of the Company’s common stock, par value $0.0001 per share.

v.	“Conversion Amount” shall have the meaning set forth in Section 8(b).

vi.	“Conversion Date” shall have the meaning set forth in Section 8(c).

vii.	“Conversion Notice” shall have the meaning set forth in Section 8(c).

viii.
“Conversion Price” means, as of any Conversion Date (as defined herein) or other date of determination, $10.00 per share. The Conversion Price reflects the 1-for-17.85 reverse stock split effected by the Company on December 17, 2025, and shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

ix.	“Conversion Shares” shall have the meaning set forth in Section 8(a).

x.	[RESERVED]

xi.	“Event of Default” shall have the meaning set forth in Section 5.

xii.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

xiii.	“Holder Group” shall have the meaning set forth in Section 7(b).

xiv.
“Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) “finance leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business consistent with past practice), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, is classified as a finance lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, lien, pledge, charge, security interest or other encumbrance of any nature whatsoever in or upon any property or assets (including accounts and contract rights) with respect to any asset or property owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (vii) all Note Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

xv.
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest; provided, that for the avoidance of doubt, licenses, strain escrows and similar provisions in collaboration agreements or research and development agreements that do not create or purport to create a security interest, encumbrance, levy, lien or charge of any kind shall not be deemed to be Liens for purposes of this Note.

xvi.	“Maturity Date” means November 13, 2026.

xvii.	“Maximum Percentage” shall have the meaning set forth in Section 7(b).

xviii.
“Note Obligations” means, as of the date of measurement, the Company’s obligation to pay the aggregate sum of (i) the outstanding unpaid Principal Amount of this Note; (ii) all accrued and unpaid interest thereon calculated in accordance with Section 2; and (iii) any other amounts payable hereunder with respect to this Note.

xix.
“Permitted Indebtedness” means (i) Indebtedness evidenced by this Note, (ii) trade payables incurred in the ordinary course of business and consistent with past practice, and (iii) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Holder and approved by the Holder in writing.

xx.
“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company taken as a whole, (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, and (viii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 5.

xxi.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

xxii.	“Principal Market” means the Nasdaq Capital Market, or such other principal exchange as the Company’s shares of Common Stock may trade.

xxiii.	“Registration Statement” means the Resale Registration Statement.

xxiv.	“Reserved Shares” shall have the meaning set forth in Section 8(f).

xxv.	“Rule 144” means Rule 144 under the Securities Act.

xxvi.	“Rule 424” shall have the meaning set forth in Section 10.7.

xxvii.	“SEC” means the U.S. Securities and Exchange Commission.

xxviii.	“Securities” means this Note and, as applicable, the shares of Common Stock issuable upon conversion of the Note.

xxix.	“Securities Act” means the U.S. Securities Act of 1933, as amended.

xxx.	“Trading Day” means a day on which the Principal Market is open for trading.

2.          Interest. Interest on the outstanding portion of the Principal Amount shall accrue at a rate equal to 4.5% per annum.

3.          Payment. Unless otherwise earlier converted pursuant to Section 8, the Principal Amount plus all accrued but unpaid interest shall be due and payable to Holder on the Maturity Date in cash or, at the option of the Holder in shares of Common Stock (issued at the Conversion Price) that are covered by an effective Registration Statement and have been issued to the Holder with no restrictive legend.

4.          Prepayment. Upon notice to Holder, the Company may prepay this Note in whole or in part, provided, that any such prepayment will be applied first to the payment of costs and expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such costs, expenses and accrued interest, to the payment of the Principal Amount of this Note.

5.          Events of Default. Upon written notice of such event from the Holder to the Company and a five (5) Business Day opportunity to cure, except with respect to clause 5(e) below which shall require no notice by the Holder or opportunity to cure, the occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)	Failure to Pay. the Company failing to pay when due any principal or interest payment on the due date hereunder or any other amount payable hereunder when due, whether at maturity or otherwise;

(b)
Resale Registration Statement. except as otherwise permitted in this Note, the Company failing to timely file, obtain and maintain the continuous effectiveness of the Resale Registration Statement(s) upon the terms prescribed pursuant to the registration rights described below;

(c)	[RESERVED];

(d)	[RESERVED];

(e)
Voluntary Bankruptcy or Insolvency Proceedings. the Company (i) applying for or consenting to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (ii) admitting in writing its inability, to pay its debts generally as they mature; (iii) making a general assignment for the benefit of its or any of its creditors; (iv) being dissolved or liquidated; or (v) commencing a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consenting to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it;

(f)
Involuntary Bankruptcy or Insolvency Proceedings. proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect being commenced and an order for relief being entered or such proceeding not being dismissed or discharged within 60 days of commencement;

(g)	[RESERVED];

(h)
Repudiation of Note. the Company providing at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor any provision of this Note (including requests for conversions of this Note in accordance with the terms hereof);

(i)
Corporate Authorization. the Company or any subsidiary thereof, by any act or failure to act, expressly indicating its consent to, approval of or acquiescence in any of the actions described in any of the clauses above or taking any corporate or other action to authorize or otherwise for the purpose of effecting any such action;

(j)	[RESERVED];

(k)	[RESERVED]; or

(l)
Breach of Representations or Covenants or Agreements. the Company having breached any representation or warranty contained in this Note or failing to perform or observe any other material term, covenant or agreement contained herein or in any other document or agreement entered into between the Company and the Holder.

6.          Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 5(e) or 5(f)) and at any time thereafter during the continuance of such Event of Default, all outstanding Note Obligations payable by the Company hereunder shall become immediately due and payable upon election of the Holder without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Sections 5(e) and 5(f), immediately and without notice, all outstanding Note Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right power or remedy granted to it by this Note or otherwise permitted to it by applicable law, either by suit in equity or by action at law, or both.

7.          Ownership Cap.

(a)
Ownership Cap. Notwithstanding anything to the contrary contained herein, the Holder shall not be entitled to receive shares of Common Stock upon conversion of this Note to the extent (but only to the extent) that such exercise or receipt would cause the Holder Group (as defined below) to become, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of a number of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined below) of the shares of Common Stock that are outstanding at such time. Any purported delivery of shares of Common Stock in connection with the conversion of this Note prior to the termination of this restriction in accordance herewith shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the Holder Group becoming the beneficial owner of more than the Maximum Percentage of shares of Common Stock that are outstanding at such time. If any delivery of Common Stock owed to the Holder following conversion of this Note is not made, in whole or in part, as a result of this limitation, the Company’s obligation to make such delivery shall not be extinguished and the Company shall deliver shares of Common Stock as promptly as practicable after the Holder gives notice to the Company that such delivery would not result in such limitation being triggered or upon termination of the restriction in accordance with the terms hereof. To the extent limitations contained in this Section 7(b) apply, the determination of whether the principal amount of this Note is convertible and of which portion of the principal amount of this Note is convertible shall be the sole responsibility and in the sole determination of the Holder, and the submission of a notice of conversion shall be deemed to constitute the Holder’s determination that the issuance of the full number of Conversion Shares requested in the notice of conversion is permitted hereunder, and the Company shall be entitled to rely on the representations and other information set forth in any Conversion Notice and shall not have any obligation to verify or confirm the accuracy of such determination. For purposes of this Section 7(b), (i) the term “Maximum Percentage” shall mean 4.99%; provided, that if at any time after the date hereof the Holder Group beneficially owns in excess of 4.99% of the outstanding shares of Common Stock, then the Maximum Percentage shall automatically increase to 9.99% for so long as the Holder Group owns in excess of 4.99% of the outstanding shares of Common Stock (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon the Holder Group ceasing to own in excess of 4.99% of the outstanding shares of Common Stock); and (ii) the term “Holder Group” shall mean the Holder plus any other Person with which the Holder is considered to be part of a group under Section 13 of the Exchange Act or with which the Holder otherwise files reports under Section 13 and/or Section 16 of the Exchange Act. In determining the number of shares of Common Stock outstanding at any point in time, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent annual or quarterly reports filed with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) a more recent notice by the Company or its transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding. For any reason at any time, upon written or oral request of the Holder, the Company shall, within one (1) Business Day of such request, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. Upon delivery of a written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the 61st day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Note in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert this Note or receive shares pursuant to this Note pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this Section 7(b) shall be construed, corrected and implemented in a manner so as to effectuate the intended beneficial ownership limitation herein contained.

8.          Conversion.

(a)
Conversion Shares. This Note shall be convertible into validly issued, fully paid and non-assessable shares (the “Conversion Shares”) of Common Stock on the terms and conditions set forth in this Section 8.

(b)
Conversion Right. Prior to the payment of the Note Obligations in full, Holder, in its sole discretion and upon written notice to the Company, may elect to have all or any portion of the outstanding Principal Amount and all interest accrued with respect to such outstanding portion of the Principal Amount through the date that the Holder notifies in writing the Company of its intent to convert pursuant to this Section 8 (such Principal Amount and accrued interest, the “Conversion Amount”) converted into that number of shares of Common Stock equal to the quotient of (a) the Conversion Amount divided by (b) the Conversion Price. Notwithstanding the foregoing, upon written notice by Holder of the intent to convert, the Company may instead elect to pay all of the Conversion Amount in cash. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the transfer agent) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(c)
Notice of Conversion. To convert any Conversion Amount into Conversion Shares on any date (a “Conversion Date”), the Holder shall deliver to the Company (whether via facsimile, electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion (the “Conversion Notice”) specifying the Conversion Amount, the Conversion Price, and the number of Conversion Shares.

(d)
Voluntary Adjustment of Conversion Price. Subject to the rules and regulations of the Principal Market, the Company may at any time during the term of this Note, with the prior written consent of the Holder, reduce the then current Conversion Price of the Note to any amount and for any period of time deemed appropriate by the board of directors of the Company.

(e)
Surrender of Note. Promptly after a conversion of all amounts due under this Note pursuant to this Section 8, but in no event more than five (5) Business Days thereafter, Holder shall deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the Holder agrees to indemnify the Company from any loss incurred by it in connection with this Note arising out of any claims that the Original Note was not lost, stolen or destroyed).

(f)
Reservation of Common Stock. The Company has not reserved for issuance from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon conversion of this Note, and such shares have been approved by Nasdaq for listing, subject only to notice of issuance. The Company covenants that all of the shares of Common Stock that shall be so issued shall be at the time of such conversion and issuance, duly authorized, validly issued, fully paid, and non-assessable by the Company, not subject to any preemptive rights, and free from any taxes, liens, and charges with respect to the issue thereof. The Company shall take all such action as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation. To the extent the shares of Common Stock issuable upon conversion of this Note are either (i) transferable without limitation under Rule 144 or (ii) there is a then-effective registration statement with respect to the resale of such shares, the shares of Common Stock issuable upon conversion of this Note shall not bear any restrictive legends. On and after the date of this Note, the Company shall timely report all necessary public information required by Rule 144(c)(2) for Holder to resell the shares of Common Stock issued to Holder under this Note in reliance upon the public information requirements set forth in Rule 144(c)(2). The Company shall instruct the transfer agent to place the Conversion Shares on reserve for eventual conversion of this Note (the “Reserved Shares”). The Reserved Shares shall remain in the created reserve with the transfer agent until Holder provides written instructions to the transfer agent that the Reserved Shares, or any part of the Reserved Shares, shall be taken out of the reserve or until the transfer agent receives an opinion from the Company’s counsel or from acceptable counsel to the transfer agent.

(g)
Fractional Securities. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares of Common Stock to Holder upon the conversion of this Note, the Company shall round up to the nearest whole share.

(h)
Issuance Taxes. The issuance of shares of Common Stock upon conversion of all or any portion of the outstanding Note Obligations in accordance with this Section 8 shall be made without charge to Holder for any issuance tax in respect thereof.

(i)
Conversion Limitation. In order to comply with the rules of the Nasdaq Stock Market relating to stockholder approval of a transaction by an issuer other than in a public offering, the Notes are only convertible into the number of shares of Common Stock that, in the aggregate, would result in the issuance of not more than 19.99% of the shares of Common Stock outstanding as of the Issue Date (the “Conversion Limit”). Notwithstanding any other provision contained in this Note, a conversion of this Note that would cause the aggregate number of shares issued under this Note to exceed the Conversion Limit may not occur prior to receipt of stockholder approval to provide for such conversion of this Note, and the subsequent issuance of Common Stock, pursuant to the stockholder approval rules and regulations of the Nasdaq Stock Market (the “Approval”). In the event that the Conversion Limit limits the number of shares into which this Note is convertible, the Company shall hold an annual or special meeting of stockholders on or prior to the date that is 60 days following written notice from the Holder to the Company requesting the Company seek to obtain the Approval, with the recommendation of the Company’s board of directors that such proposals are approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposals. If the Company does not obtain Approval at the first such meeting, the Company shall call a meeting every 90 days thereafter to seek the Approval until the date on which Approval is obtained.

9.          Representations and Warranties. The Company hereby represents and warrants as of the date of this Note, as follows:

9.1 Existence. The Company is a company organized, validly existing and in good standing.

9.2 Power and Authority. The Company has the power and authority, and the legal right, to execute and deliver this Note and to perform its obligations hereunder.

9.3 Authorization; Execution; and Delivery. The execution and delivery of this Note by the Company and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action in accordance with all applicable laws. The Company has duly executed and delivered this Note.

9.4 Enforceability. The Note is a valid, legal, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

9.5 No Approvals. Other than the Approval, no consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other person is required in order for the Company to execute, deliver, or perform any of its obligations under this Note.

9.6 No Violations. The execution and delivery of this Note and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not

(a) violate any provision of the Company’s organizational documents; (b) violate any law or order applicable to the Company or by which any of its properties or assets may be bound; or (c) constitute a default under any material agreement or contract by which the Company may be bound.

10.          Registration.

(a)	The Company shall:

10.1  at the request of the Holder, file one or more registration statements with the SEC to register the resale of all Securities issuable upon conversion of the Note (the “Registrable Shares”) on Form S-3 (or Form S-1 if Form S-3 is not available) under the Securities Act (each such registration statement, including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement being the “Resale Registration Statement”);

10.2  use its reasonable efforts to cause the Resale Registration Statement to be declared effective as soon as practicable and in any event by the earlier of (i) 30 days after the filing thereof (or, in the event the staff of the SEC reviews and has written comments to such Resale Registration Statement, 75 days of the filing thereof) and (ii) the date that is six months after the Issuance Date, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC any financial statements or other information that is required to be filed prior to the effectiveness of such Resale Registration Statement;

10.3  keep the Resale Registration Statement continuously effective and available for use by the Holder (subject to Section 12) for a period of three years, including promptly preparing and filing with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Resale Registration Statement continuously effective and free from any material misstatement or omission to state a material fact therein;

10.4  furnish to the Holder such number of copies of prospectuses in conformity with the requirements of the Securities Act and such other documents as the Holder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Holder;

10.5  file such documents as may be required for normal securities law clearance for the resale of the Registrable Shares in such states of the United States as may be reasonably requested by the Holder and use its commercially reasonable efforts to maintain such blue sky qualifications during the period required to maintain effectiveness of each such Resale Registration Statement;

10.6  upon notification by the SEC that a Resale Registration Statement will not be reviewed or is not subject to further review by the SEC, within one Trading Day following the date of such notification, request acceleration of such Resale Registration Statement (with the requested effectiveness date to be not more than two Trading Days later);

10.7  upon notification by the SEC that a Resale Registration Statement has been declared effective by the SEC, file the final prospectus under Rule 424 of the Securities Act (“Rule 424”) within the applicable time period prescribed by Rule 424;

10.8  advise the Holder promptly (and in any event within two Trading Days thereof):

(a)	of the effectiveness of a Resale Registration Statement or any post-effective amendments thereto;
(b)	of any request by the SEC for amendments to a Resale Registration Statement or amendments to the prospectus or for additional information relating thereto;
(c)
of the issuance by the SEC of any stop order suspending the effectiveness of a Resale Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and;

(d)
of the existence of any fact and the happening of any event that makes any statement of a material fact made in a Resale Registration Statement, the prospectus and amendment or supplement thereto, or any document incorporated by reference therein, untrue, or that requires the making of any additions to or changes in a Resale Registration Statement or the prospectus in order to make the statements therein not misleading; and

10.9  cause all Registrable Shares to be listed on each securities exchange, if any, on which equity securities by the Company are then listed.

(b)
Underwriter Status.  The Company shall not identify the Holder as a statutory underwriter in any Registration Statement unless requested by the SEC. In the event that the Holder is identified as a statutory underwriter, the Company will afford the Holder the ability to conduct standard due diligence of the Company, and its subsidiaries, including a review of documents, meetings with management and the delivery of a customary comfort letter from the auditors of the Company.

11. [RESERVED]

12.  Registration Rights Indemnification. The Company agrees to indemnify and hold harmless the Holder and its respective affiliates, partners, members, officers, directors, agents and representatives, and each person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by applicable law, from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in a Resale Registration Statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of any failure by the Company to fulfill any undertaking included in a Resale Registration Statement, and the Company will, as incurred, reimburse the Purchaser Parties for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon an untrue statement or omission or alleged untrue statement or omission made in a Resale Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder specifically for use in preparation of a Resale Registration Statement; provided further, however, that the Company shall not be liable to the Holder to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) the Holder failed to send or deliver a copy of the final prospectus with or prior to, or the Holder failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by the Holder to the person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, or (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the SEC, in accordance with Rule 172 of the Securities Act, the Holder thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or the Holder fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by the Holder to the person asserting the claim from which such Loss resulted.

13.  Prospectus Suspension. The Holder acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Resale Registration Statement until such time as an amendment to the Resale Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. The Holder hereby covenants that it will not sell any Registrable Securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Holder written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Holder notice that the Holder may thereafter effect sales pursuant to said prospectus; provided, (i) that such suspension periods shall in no event exceed  in aggregate, more than 60 calendar days in any 12 (twelve) month period, and (ii) the Company’s board of directors has reasonably determined that, in order for such Resale Registration Statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly or annual report under the Exchange Act.

14.  Legend Removal. The Holder will promptly deliver customary representations and other documentation reasonably acceptable to the Company, its counsel and/or its transfer agent in connection with the Resale Registration Statement. If requested by the Holder, the Company shall remove or instruct its transfer agent to remove any restrictive legend with respect to transfers under the Securities Act from any and all shares of Common Stock, Securities, Registrable Shares and this Note then held by the Holder if (1) the Resale Registration Statement is and continues to be, effective under the Securities Act, or (2) such shares of Common Stock, Securities, Registrable Shares and Note are sold or transferred pursuant to Rule 144 (subject to all applicable requirements of Rule 144 being met),; provided, that the Holder shall have timely provided customary representations and other documentation reasonably acceptable to the Company, its counsel and/or its transfer agent in connection therewith. Any reasonable and documented fees (with respect to the transfer agent, Company’s counsel or otherwise) associated with the issuance of any legal opinion required by the Company’s transfer agent or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will, no later than two Business Days following the delivery by the Holder to the Company or the transfer agent of customary representations and other documentation reasonably acceptable to the Company, its counsel and/or its transfer agent, remove the restrictive legend related to the book entry account holding the shares of Common Stock, Securities, Registrable Shares or Note, make a new, unlegended book entry for the shares of Common Stock, Securities, Registrable Shares or Note, and, if so requested by the Holder, transferring the shares to the account of the Holder through the system of the Depositary Trust Corporation using the Direct Registration System (DRS).

15.  Assignment. The Company may not assign or transfer this Note or any of the rights, interests or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of the Holder.  The Holder may not assign or transfer this Note or any of the rights, interests or obligations hereunder, whether by operation of law or otherwise, without the Company’s prior written consent, unless such transfer complies with applicable securities laws. Any purported attempt by a Party to assign this Note or any of the rights, interests or obligations hereunder in violation of this Section 15 shall be null and void.

16.  Unsecured Obligation. This Note is an unsecured obligation of the Company.

17.  Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and emailed, mailed or delivered to each party as follows:

(i) if to the Company, at the following address or email address (or at such other address or email address as the Company shall have furnished to Holder in writing):

MOMENTUS INC.
Attention:	Lon Ensler
Address:	3901 N. First Street
San Jose, CA 95134
Email:

with a copy (which will not constitute notice) to:

BRADLEY ARANT BOULT CUMMINGS LLP
Attention:	Stephen C. Hinton
Address:	1221 Broadway, Ste 2400
Nashville, TN 37203
Email: shinton@bradley.com

(ii)  if to Holder, at the following address or email address (or at such other address or email address as Holder shall have furnished to the Company in writing):

A.G.P./Alliance Global Partners
Attention: Thomas J. Higgins
590 Madison Avenue, 28th Floor
New York, NY 10022
Email:

with a copy (which will not constitute notice) to:

BLANK ROME LLC
Attention:	Leslie Marlow
Address:	1271 Avenue of the Americas
New York, NY 10020
Email: leslie.marlow@blankrome.com

All such notices and communications will be deemed effectively given the earlier of (i) when received; (ii) when delivered personally; (iii) when emailed (with receipt of appropriate confirmation); (iv) one Business Day after being deposited with an overnight courier service of recognized standing; or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

18. Miscellaneous.

(a)	Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Note.

(b)
Severability. If any provision of this Note shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(c)	Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

(d)
Costs. Each of the Parties hereto shall pay its own fees, costs and expenses (including the fees of any attorneys, accountants or others engaged by such Party) in connection with this Note and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated; provided that the Company shall be responsible for all fees and expenses associated with the registration rights contained herein, including the preparation and the filing of the Resale Registration Statement(s). If the Company shall default on the payment of any of the Note Obligations, the Company shall reimburse Holder on demand for its reasonable, documented out-of-pocket costs of collection, including reasonable attorney’s fees and disbursements.

(e)
No Drafting Presumption. The language used in this Note shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(f)
Reservation of Rights. No failure on the part of Holder to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by Holder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of Holder.

(g)
CHOICE OF LAW. THIS NOTE AND ALL ACTIONS, CAUSES OF ACTION OR CLAIMS OF ANY KIND (WHETHER AT LAW, IN EQUITY, IN CONTRACT, IN TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS NOTE, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION NEW YORK LAWS RELATING TO APPLICABLE STATUTES OF LIMITATION AND BURDENS OF PROOF, AVAILABLE REMEDIES AND APPLICABLE EVIDENTIARY PRIVILEGES.

(h)
Specific Performance. The Holder, in addition to being entitled to exercise all rights provided herein or granted by law, will be entitled to specific performance of its rights under this Note. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Note and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. The parties agree that irreparable damage would occur in the event that any of the provisions of this Note were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions (without the proof of actual damages) to prevent breaches of this Note and to enforce specifically the terms and provisions of this Note and that no party shall oppose the granting of such relief, this being in addition to any other remedy to which they are entitled at law or in equity.  Each party also agrees that it shall waive any requirement for the security or posting of any bond in connection with any such equitable relief.

(i)
Exclusive Jurisdiction. The courts sitting in the State of New York, in the County of New York shall have exclusive jurisdiction in relation to all matters which may arise out of or in connection with this Note.

(j)
Amendments and Waivers. Any term of this Note may be amended, modified or waived upon the written consent of the Company and the Holder. No such waiver or consent in any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.

(k)
Counterparts. This Note be manually or electronically executed in one or more counterparts (delivery of which may occur via facsimile or electronic transmission, including as an attachment to an electronic mail message in “pdf” or similar format), each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Note shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows.]

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date of Issuance.

DATE: January 9, 2026	MOMENTUS INC.

	By:	/s/ Lon Ensler
Name: Lon Ensler
Title: Chief Financial Officer

A.G.P./ALLIANCE GLOBAL PARTNERS

	By:	/s/ Thomas J. Higgins
Name: Thomas J. Higgins
Title: Managing Director

[Signature Page to AGP Convertible Note]